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                                                                    FINAL NOTICE
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                                                                October 25, 2001


                       Smith Barney Global Technology Fund


                        LAST CHANCE TO VOTE, PLEASE HELP!


Dear Shareholder:

We are writing to tell you that the Special Meeting of Shareholders for the Smith Barney Global Technology Fund has been adjourned to Wednesday, November 7, 2001 and we have not received your vote. Please take the time to cast your vote now! A quick response will save your Fund the added expense associated with additional mailings and solicitations. For more information about the items you are being asked to vote on, please refer to the proxy materials, which were previously mailed to you.


For your convenience, we have established four easy methods by which to register your vote:

     1.  By Phone:    For automated phone voting, call 1-800-597-7836, available
         ---------    24 hours a day.  Enter the 14-digit control number printed on your proxy card.

     2. By Internet: Access https://vote.proxy-direct.com and enter the 14 - ------------ digit control number printed on your proxy card.

     3.  By Fax:      Kindly vote and sign your proxy card and fax toll free to
         -------      1-888-796-9932

     4.  By Mail:     Simply return your executed proxy in the enclosed postage
         --------     paid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!


As the date of the special meeting moves closer and we still have not received your proxy, you may receive a call soliciting you to exercise your right to vote.

Thank you in advance for your participation.